EXHIBIT 32.01

SOUTHWEST GAS CORPORATION

CERTIFICATION

In connection with the periodic report of Southwest Gas Corporation (the “Company”) on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, Michael O. Maffie, the Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Dated: March 11, 2004

/s/ MICHAEL O. MAFFIE
Michael O. Maffie Chief Executive Officer

SOUTHWEST GAS CORPORATION

CERTIFICATION

In connection with the periodic report of Southwest Gas Corporation (the “Company”) on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, George C. Biehl, Executive Vice President, Chief Financial Officer and Corporate Secretary of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Dated: March 11, 2004

/s/ GEORGE C. BIEHL
George C. Biehl Executive Vice President, Chief Financial Officer and Corporate Secretary